                         LIMITED POWER OF ATTORNEY

 Know all by these presents, that the undersigned hereby constitutes and appoints Torry Berntsen and Jan Webb with full power of substitution, the undersigned's true and lawful attorneys-in-fact and agents to:

     1.    Prepare, execute in the undersigned's name and on the
           undersigned's behalf, and submit to the U.S. Securities and
           Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords, and passphrases enabling the undersigned to make electronic filings with the SEC of reports required by Section 13(d)
           and Section 16(a) of the Securities Exchange Act of 1934 (the
           "Exchange Act") or any rule or regulation of the SEC;

     2.    Execute for and on behalf of the undersigned, in the undersigned's capacity as an executive officer of Independent Bank Group, Inc. (the
           "Company"), Forms 3, 4, and 5 in accordance with and Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

     3.    Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
           Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any securities exchange or similar authority; and

     4.    If and when applicable, execute for and on behalf of the undersigned
           Schedule 13D and/or Schedule 13G in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder;

     5.    Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
           Schedule 13D and/or Schedule 13G, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any securities exchange or similar authority; and

     6.    Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such
           attorney-in-fact's discretion.

 The undersigned hereby grants to such attorneys-in-fact and agents full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact and agents, or such attorneys-in-fact's and agent's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

 This Limited Power of Attorney authorizes, but does not require, the foregoing attorneys-in-fact and agents to act at his or her discretion on information provided to such attorneys-in-fact without independent verification of such information.  The undersigned acknowledges that the foregoing attorneys-in-fact and agents, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities to comply with Section
13 and Section 16 of the Exchange Act, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange Act.

 This Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under Section 13(d)
and Section 16(a) of the Exchange Act, including, without limitation, the reporting requirements under Section 13(d) and Section 16(a) of the Exchange Act.

 This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 or Schedules 13D or 13G with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date set forth below.

Date:  March 29, 2013   /s/  MICHAEL VIOLA
     _____________________________
     (Signature)

     Michael Viola
     _____________________________
     (Please print name)